UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022

KEYARCH ACQUISITION CORPORATION.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Madison Avenue, 39th Floor
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on January 27, 2022, Keyarch Acquisition Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 10,000,000 units (the “Units”).

On February 8, 2022, the Company announced the closing (the "Over-Allotment Closing") of its sale of an additional 1,500,000 Units (the “Option Units”) pursuant to the full exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). The Option Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $15,000,000. Simultaneously with the full exercise of the Over-Allotment Option, the Company sold an additional 45,000 private placement units to its sponsor, Keyarch Global Sponsor Limited and to EarlyBirdCapital, Inc. generating gross proceeds to the Company of $450,000. Following the closing of the Over-Allotment Option, an aggregate amount of $116,150,000 has been placed in the Company’s trust account established in connection with the IPO.

An audited balance sheet as of January 27, 2022 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on February 3, 2020. The Company's unaudited pro forma balance sheet as of January 27, 2022, adjusted for the Over-Allotment Closing on February 8, 2022 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
	Name:	Kai Xiong
	Title:	Chief Executive Officer and Director